Exhibit 99.1

Datavault AI Completes Acquisition of NYIAX, Adding Institutional-Grade
Exchange Technology to Its Digital Asset and Real-World Asset
Tokenization Platform

Acquisition is expected to add institutional-grade exchange technology, blockchain settlement infrastructure, and a portfolio of foundational intellectual property assets

Nathaniel Bradley, CEO of Datavault AI, and Teri Gallo, CEO of NYIAX, to lead integration, strategic partnerships, and market development initiatives

PHILADELPHIA, PA – August 19, 2026 – Datavault AI Inc. (“Datavault AI” or the “Company”) (NASDAQ: DVLT), an Artificial Intelligence Platform (“AIP”) company providing data monetization, credentialing, digital engagement, real-world asset (“RWA”) tokenization and spatial audio technologies, today announced the successful closing of its acquisition of NYIAX, Inc. ("NYIAX"), the pioneering contract management exchange and operator of one of the first blockchain-enabled marketplaces for trading guaranteed contractual assets.

The acquisition is expected to add institutional-grade exchange infrastructure, blockchain settlement, and foundational IP to Datavault AI; complementing a platform that takes digital and real-world assets from origination and valuation through tokenization, commercialization, and exchange. Datavault AI and NYIAX have been working together and integrating capabilities and teams since entering a licensing and marketing agreement in March 2025, a collaboration that will now deepen under full ownership. NYIAX will play a key role in implementing Datavault AI’s tokenization pipeline. NYIAX's team, exchange infrastructure, patents, and blockchain settlement capabilities will enable Datavault AI to accelerate the execution of these contracts and scale.

"The closing of the NYIAX transaction marks a transformative milestone for Datavault AI," said Nathaniel T. Bradley, CEO of Datavault AI. "Over the past eighteen months, we have assembled the foundational technologies required to originate, authenticate, value, tokenize, and commercialize digital assets. With NYIAX, we complete a critical infrastructure layer within our ecosystem, positioning us to support the full asset lifecycle from origination through market participation. We believe this creates a powerful foundation for long-term growth as tokenization moves from concept to commercial reality.”

"With NYIAX, Datavault AI owns what we believe to be one of the only integrated platforms where any asset can be originated, valued, tokenized, and exchanged within a single public company ecosystem. That's powerful. Our tokenization contracts and pipeline now have a wholly-owned, proprietary exchange infrastructure capable of bringing those assets to market."

Completing the Exchange Layer

Founded in 2017, NYIAX was built to bring the discipline and efficiency of modern financial markets to sectors and asset classes that historically lacked transparent, electronic trading and settlement capabilities. The NYIAX suite is powered by jointly developed intellectual property and exchange technology licensed from a leading global exchange operator.

NYIAX brings clients and partners blockchain innovation alongside institutional-grade matching, order management, and market infrastructure — originally built for regulated securities markets — to entirely new asset classes. It first applied this framework to advertising, combining exchange-grade matching technology with blockchain-based settlement to show that guaranteed media inventory could be standardized, priced, traded, and re-traded as forward contracts — converting traditionally opaque bilateral transactions into transparent, auditable, tradable digital assets, and establishing a blueprint for entirely new classes of exchange-traded assets.

At the core of the platform is an asset-agnostic, proprietary infrastructure stack — exchange technology, blockchain settlement rails, and a portfolio of four issued U.S. patents (Nos. 10,607,291; 11,410,236; 11,861,707; and 12,198,193, each entitled "Systems and Methods for Electronic Continuous Trading of Variant Inventories") covering the electronic trading, matching, transfer, settlement, and lifecycle management of variable and contract-based inventories across multiple markets. Jointly owned with NYIAX's exchange technology partner, the patents establish a proprietary framework for price discovery, standardized contracting, liquidity formation, and secondary market participation across previously fragmented, complex asset classes.

This is more than a marketplace; it is market infrastructure that can extend well beyond advertising, with applications Datavault AI expects to include the International Elements Exchange ("IEE") for tokenized critical minerals and commodities, Project Democracy and the American Political Exchange ("APE") for political advertising and data markets, future athlete NIL marketplaces, healthcare and enterprise data exchanges, and intellectual property and media rights marketplaces, among other bespoke vertical exchanges for tokenized digital and real-world assets.

NYIAX’s August 2025 acquisition of Collective Audience, under Ms. Gallo’s leadership, added an important commercialization engine, expanding its European presence and bringing in-house FinTech marketing expertise, AI advisory, data-driven marketing and go-to-market capabilities. We believe few exchange operators combine institutional-grade market infrastructure with this depth of commercialization expertise. With Collective Audience now part of Datavault AI, the Company can pair its exchange technology with B2B audience development, demand generation and data evaluation capabilities designed to more efficiently connect buyers, sellers, issuers and institutional participants; helping build the liquidity new exchanges need to launch and scale.

Integration and Strategic Growth

Datavault AI and NYIAX continue to align exchange operations, tokenization infrastructure, AI-driven valuation technologies, and commercialization activities across the combined organization — building on the collaboration already underway since 2025. Together, the Company's capabilities now span data origination, AI-driven valuation, tokenization, exchange infrastructure, commercialization, and compliance — with in-house audience development and demand-creation capabilities to help populate each exchange as it launches. The result is an integrated platform the Company believes can support a growing portfolio of specialized exchanges across emerging asset categories.

Mr. Bradley, Brett Moyer, the Company’s CFO, and Ms. Gallo will engage with investors, strategic partners, and industry stakeholders to discuss the acquisition, the integration roadmap, and the long-term opportunities created by combining Datavault AI's tokenization and valuation capabilities with NYIAX's exchange infrastructure. As part of the integration process, NYIAX expects to recommend two representatives for consideration by Datavault AI's Board of Directors, subject to the Company's customary governance review and approval procedures.

Executive Commentary

"Markets are not created when assets are digitized. Markets are created when assets can be trusted, valued, exchanged, and discovered under a transparent, common framework. That belief has guided NYIAX from the beginning," said Teri Gallo, CEO of NYIAX. "While advertising was NYIAX's first application, the exchange architecture was always designed for a much broader opportunity. By joining Datavault AI, our vision is aligned, and we complete a critical infrastructure layer that connects AI-driven valuation, tokenization, and exchange-based liquidity within a single ecosystem. We bring a diverse pipeline of opportunities spanning healthcare, data, advanced materials, entertainment, media, environmental markets, and natural resources."

"Together, our team is laser-focused on execution — as we build a foundation for specialized exchanges where tokenized digital and real-world assets can move from concept to valuation, from valuation to exchange, and ultimately into scalable institutional markets, globally and responsibly."

Transaction Highlights

•	Acquired institutional-grade exchange technology and blockchain settlement infrastructure.
•	Added a proprietary exchange platform protected by four issued U.S. patents (Nos. 10,607,291; 11,410,236; 11,861,707; and 12,198,193), with a fifth patent application filed.
•	Expanded Datavault AI's capabilities across the digital asset lifecycle, from origination and valuation through exchange infrastructure and secondary market participation.

•	Added revenue and pipeline opportunities across a broad range of emerging asset categories to support Datavault AI's stated exchange priorities.
•	Added Collective Audience's commercialization, audience development, and market activation capabilities to support future exchange and marketplace launches.
•	Advanced integration efforts aligning Datavault AI's tokenization initiatives with NYIAX's exchange infrastructure and commercialization platform, building on the companies' collaboration since March 2025.

About NYIAX

NYIAX has built a global contract management exchange designed to bring institutional-grade market infrastructure, transparency, and liquidity to traditionally fragmented markets. Founded in 2017, NYIAX pioneered the exchange-based trading of guaranteed advertising contracts and developed a proprietary exchange infrastructure platform protected by four issued U.S. patents: U.S. Patent Nos. 10,607,291, 11,410,236, 11,861,707, and 12,198,193, each entitled "Systems and Methods for Electronic Continuous Trading of Variant Inventories." The patent family provides a framework for the electronic trading, transfer, settlement, and lifecycle management of unique and variable assets across multiple industries. Through its August 2025 acquisition of Collective Audience, NYIAX also provides AI-powered media, marketing, audience development, and creative services across consumer and enterprise markets.

About Datavault AI Inc.

Datavault AI Inc. (Nasdaq: DVLT) is an Artificial Intelligence Platform (“AIP”) company focused on transforming data and real-world assets into intelligent, secure and monetizable digital assets. The Company’s integrated platform combines artificial intelligence, an AI-driven inference layer, data valuation, tokenization, cybersecurity, high-performance computing and exchange technologies to support the lifecycle of data and digital assets—from identification and valuation through tokenization, commercialization and monetization.

Datavault AI operates through two synergistic divisions: Data Science and Acoustic Science. The Data Science division includes the Company’s patented Data Vault®, DataValue®, and DataScore® technologies, together with its cybersecurity, tokenization and exchange capabilities. The Acoustic Science division includes WiSA®, ADIO® and related spatial audio and data-over-sound technologies, as well as the Company’s events and experiential media businesses, including CompuSystems, Inc., operated under the Event Citadel brand, and API Media Innovations Inc.

Together, these capabilities form an integrated AI platform designed to connect data, intelligence, value and markets, enabling enterprises, institutions and asset owners to identify, protect, value and monetize data and real-world assets.

The Company is headquartered in Philadelphia, PA. For more information, visit www.dvlt.ai. Investor information is available at ir.datavaultsite.com. Technology news and insights are published at dvlt.ai/insights.

Trademarks, Trade Names, Service Marks and Copyrights

We own or have rights to use various trademarks, trade names, service marks and copyrights, which are protected under applicable intellectual property laws. This press release also contains trademarks, trade names, service marks and copyrights of other companies, which are, to our knowledge, the property of their respective owners. Solely for convenience, certain trademarks, trade names, service marks and copyrights referred to in this press release may appear without the ©, ®, and ™ symbols, but such references are not intended to indicate, in any way, that we will not assert, to the fullest extent under applicable law, our rights or the rights of the applicable licensors to these trademarks, trade names, service marks and copyrights. We do not intend our use or display of other parties’ trademarks, trade names, service marks or copyrights to imply, and such use or display should not be construed to imply a relationship with, or endorsement or sponsorship of us by, these other parties.

Forward-Looking Statements

This press release contains “forward-looking statements” (within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, and other securities laws) about Datavault AI Inc. (“Datavault AI,” the “Company,” “us,” “our,” or “we”) and our industry that involve risks and uncertainties. In some cases, you can identify forward-looking statements because they contain words, such as “may,” “might,” “will,” “shall,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “goal,” “objective,” “seeks,” “likely” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. The absence of these words does not mean that a statement is not forward-looking. Such forward-looking statements, including, but not limited to, statements regarding future events, the anticipated commercial launches and relaunches of the IDE, NYIAX, IEE, and APE exchange platforms and a planned name, image, and likeness (NIL) exchange in summer 2026 and the expected timing, features, and capabilities thereof; the anticipated benefits of the NYIAX transaction; the Company’s full-year 2026 revenue target of at least $200 million; the Company’s business strategies, long-term objectives, and commercialization plans; and the expected operational, technical, and commercial outcomes of the Company’s commercial strategy, and the projected direction and market impacts of regulatory changes with respect to digital assets, are necessarily based upon estimates and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain.

Readers are cautioned not to place undue reliance on these and other forward-looking statements contained herein.

Actual results may differ materially from those indicated by these forward-looking statements as a result of various risks and uncertainties including, but not limited to, the following: the risk that planned exchange launches may not occur on the anticipated timeline or at all; integration risks associated with the NYIAX acquisition; cybersecurity risks associated with blockchain-based trading platforms; risks relating to the Company’s ability to achieve its full-year 2026 revenue target of at least $200 million; changes in market demand for Datavault AI’s services and products; changes in economic, market, or regulatory conditions; risks relating to evolving regulatory frameworks applicable to tokenized assets and tokenized securities; risks associated with technological development and integration; and other risks and uncertainties as more fully described in Datavault AI’s filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2025 and other filings that Datavault AI makes from time to time with the SEC, which are available on the SEC’s website at https://www.sec.gov, and could cause actual results to vary from expectations.

The forward-looking statements made in this press release relate only to events as of the date on which the statements are made. Datavault AI undertakes no obligation to update any forward-looking statements made in this press release to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events, except as required by law.

Datavault AI may not actually achieve the plans, intentions, or expectations disclosed in its forward-looking statements, and you should not place undue reliance on such forward-looking statements. Datavault AI’s forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures, or investments it may make.

Industry and Market Data

Within this press release, we reference information and statistics regarding the market for our products. We have obtained some of this information and statistics from various independent third-party sources, including independent industry publications, reports by market research firms and other independent sources. Some data and other information contained in this press release are also based on management’s estimates and calculations, which are derived from our review and interpretation of internal surveys and independent sources. Data regarding the industries in which we compete and our market position and market share within these industries are inherently imprecise and are subject to significant business, economic and competitive uncertainties beyond our control, but we believe they generally indicate size, position and market share within this industry. While we believe such information is reliable, we have not independently verified any third-party information. While we believe our internal company research and estimates are reliable, such research and estimates have not been verified by any independent source. In addition, assumptions and estimates of our and our industries’ future performance are necessarily subject to a high degree of uncertainty and risk due to a variety of factors. These and other factors could cause our future performance to differ materially from our assumptions and estimates. As a result, you should be aware that market, ranking and other similar industry data included in this press release, and estimates and beliefs based on that data, may not be reliable.

Investor Contact

Edward Barger

VP, Investor Relations

ebarger@dvlt.ai

Media Contact:

marketing@dvlt.ai